Copano Energy, L.L.C.
Copano Energy Finance Corporation
and
The Guarantors Listed on Schedule A
$225,000,000
8.125% Senior Notes due 2016
PURCHASE AGREEMENT
dated January 31, 2006
Banc of America Securities LLC
Credit Suisse Securities (USA) LLC
Goldman, Sachs & Co.
Lehman Brothers Inc.
Comerica Securities, Inc.
Fortis Securities LLC
KeyBanc Capital Markets, a Division of McDonald Investments Inc.
Piper Jaffray & Co.
RBC Capital Markets Corporation
Sanders Morris Harris Inc.

PURCHASE AGREEMENT
January 31, 2006
BANC OF AMERICA SECURITIES LLC
CREDIT SUISSE SECURITIES (USA) LLC
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
COMERICA SECURITIES, INC.
FORTIS SECURITIES LLC
KEYBANC CAPITAL MARKETS, A DIVISION OF MCDONALD INVESTMENTS INC.
PIPER JAFFRAY & CO.
RBC CAPITAL MARKETS CORPORATION
SANDERS MORRIS HARRIS INC.
     As Initial Purchasers
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York 10019
Ladies and Gentlemen:
     Introductory. Copano Energy, L.L.C., a Delaware limited liability company (the “Company”), and Copano Energy Finance Corporation, a Delaware corporation (“FinCo”), propose to issue and sell to the several Initial Purchasers named below (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule B of $225,000,000 aggregate principal amount of the Company’s and FinCo’s 8.125% Senior Notes due 2016 (the “Notes”). The Company and FinCo are referred to collectively as the “Issuers.” Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Lehman Brothers Inc., Comerica Securities, Inc., Fortis Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Piper Jaffray & Co., RBC Capital Markets Corporation and Sanders Morris Harris Inc. have agreed to act as the several Initial Purchasers in connection with the offering and sale of the Notes.
     The Securities (as defined below) will be issued pursuant to an indenture (the “Indenture”), to be dated as of the Closing Date (as defined in Section 2 hereof), among the Company, FinCo, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”). Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (the “DTC Agreement”), among the Company, FinCo, the Guarantors, the Trustee and the Depositary.
     The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), among the Company, FinCo, the Guarantors and the Initial Purchasers, pursuant to which the Company, FinCo and the Guarantors will agree to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Company and FinCo and another set of guarantees of the Guarantors, each respectively with terms substantially identical to the Notes (the “Exchange Notes”) and the Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees (the “Exchange Offer”) and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its reasonable best efforts to cause such registration statements to be declared effective.
     The payment of principal of, premium and Additional Interest (as defined in the Indenture), if any, and interest on the Notes and the Exchange Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) the guarantors listed in Schedule A hereto and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (such persons referred to in clauses (i )and (ii) are collectively referred to as the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities,” and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the “Exchange Securities.”
     The Issuers and the Guarantors are referred to collectively as the “Copano Parties.” The Copano Parties (excluding the Company), together with Webb/Duval Gatherers, a Texas general partnership (“Webb/Duval”), and Southern Dome LLC, a Delaware limited liability company (“Southern Dome”), are referred to collectively as the “Subsidiaries”)
     The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) at any time after the date of this Agreement. The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) and Regulation S under the Securities Act (“Regulation S”)).
     In connection with the sale of the Securities, the Company has prepared a Preliminary Offering Memorandum, dated January 20, 2006 (the “Preliminary Offering Memorandum”), and has prepared a Pricing Supplement (the “Pricing Supplement”), dated January 31, 2006, describing the terms of the Securities, each for use by the Initial Purchasers in connection with its solicitation of offers to purchase the Securities. As used herein, “Offering Memorandum” shall mean the Preliminary Offering Memorandum, as supplemented by the Pricing Supplement and any exhibits thereto, in the most recent form that has been prepared and delivered to the Initial Purchasers in connection with their solicitation of offers to purchase Securities prior to

1:00 p.m. Eastern Time on the date of this Agreement (the “Time of Execution”). Promptly after the Time of Execution, the Company shall deliver or cause to be delivered copies, in such quantities and at such places as the Initial Purchasers shall reasonably request, of the Final Offering Memorandum (the “Final Offering Memorandum”), which will consist of the Preliminary Offering Memorandum with only such changes thereto as are required to reflect the information contained in the Pricing Supplement and such other changes as the Company reasonably deems appropriate following notice to the Initial Purchasers or their legal counsel, and from and after the time the Final Offering Memorandum is delivered as set forth in this sentence, all references herein to the Offering Memorandum shall be deemed to be a reference to the Preliminary Offering Memorandum, the Pricing Supplement and the Final Offering Memorandum.
     SECTION 1. Representations and Warranties. Each of the Issuers and the Guarantors, jointly and severally, hereby represents and warrants to each Initial Purchaser as set forth below in this Section 1:
     (a) No Registration Required. None of the Copano Parties, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.
     (b) No General Solicitation. None of the Copano Parties, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with any offer or sale of the Securities in the United States.
     (c) Rule 144A Eligibility. The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.
     (d) Regulation S Sales. None of the Copano Parties, nor any person acting on its or their behalf, has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.
     (e) Sales of Securities. None of the Copano Parties has paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities (except as contemplated by this Agreement).
     (f) No Stabilization Activities. None of the Copano Parties has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     (g) The Offering Memorandum. As of the Time of Execution, the Offering Memorandum does not, and at the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the

Copano Parties make no representation or warranty as to statements contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through Banc of America Securities LLC expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto.
     (h) The Purchase Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the Copano Parties.
     (i) The Registration Rights Agreement. The Registration Rights Agreement has been duly authorized and, when executed and delivered by the Copano Parties party thereto, will have been validly executed and delivered by those Copano Parties, and, assuming due authorization, execution by each of the Initial Purchasers or other parties thereto, will constitute a valid and binding agreement enforceable against each of the Copano Parties party thereto in accordance with its terms; provided, that such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.
     (j) The Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees.
          (i) The Notes have been duly authorized for issuance and sale to the Initial Purchasers pursuant to this Agreement and the Indenture and, when executed and authenticated in the manner provided for in the Indenture and this Agreement and delivered against payment of the purchase price therefor, will have been validly executed by the Issuers and will constitute valid and binding obligations of the Issuers entitled to the benefits of the Indenture, enforceable against each of them in accordance with their terms; provided, that such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
          (ii) The Exchange Notes have been duly authorized for issuance by the Company and FinCo and, when issued by the Issuers and authenticated by the Trustee in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Issuers, enforceable against each of them in accordance with their terms; provided, that such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing and will be entitled to the benefits of the Indenture.

          (iii) The Guarantees of the Notes and the Exchange Guarantees of the Exchange Notes have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, the Guarantee of the Notes will have been validly executed by each of the Guarantors and, when the Notes and the Exchange Notes have been authenticated by the Trustee in the manner provided for in the Indenture and delivered by the Issuers against payment of the purchase price therefor, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms; provided, that such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (k) The Indenture. The Indenture has been duly authorized by each of the Copano Parties and, at the Closing Date, will have been validly executed and delivered by each of the Copano Parties and, assuming due authorization, execution and delivery by the Trustee, will constitute a valid and binding agreement of each of the Copano Parties, enforceable against each of them in accordance with its terms; provided, that such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing. The Indenture conforms in all material respects to the requirements of the Trust Indenture Act applicable to an indenture that is qualified thereunder.
     (l) Description of the Securities and the Indenture. The Securities, the Exchange Securities, the Indenture and the Registration Rights Agreement do or will, as applicable, conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.
     (m) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum, (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is a “Material Adverse Change”) and (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction not in the ordinary course of business.
     (n) Independent Registered Public Accounting Firm – Deloitte. Deloitte & Touche LLP, which expressed its opinion with respect to certain financial statements included in the Offering Memorandum, is an independent registered public accounting firm within the meaning of Regulation S-X under the Securities Act and the Exchange Act.

     (o) Independent Registered Public Accounting Firm – Grant Thornton. Grant Thornton LLP, which expressed its opinion with respect to certain financial statements of ScissorTail Energy LLC, a Delaware limited liability company (“ScissorTail”), included in the Offering Memorandum, is an independent registered public accounting firm within the meaning of Regulation S-X under the Securities Act and the Exchange Act.
     (p) Preparation of the Financial Statements. The historical consolidated financial statements (including the related notes and supporting schedules) included in the Offering Memorandum (and any amendment or supplement thereto) present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby on the basis stated therein, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The summary historical and pro forma consolidated financial and operating information included in the Offering Memorandum (and any amendment or supplement thereto) under the caption “Summary Unaudited Pro Forma Consolidated Financial Data” and the selected historical and pro forma consolidated financial and operating information set forth under the captions “Unaudited Pro Forma Consolidated Financial Data” and “Selected Historical Consolidated Financial and Operating Data” is presented fairly in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements and pro forma financial statements, as applicable, from which it has been derived. The unaudited pro forma financial statements included in the Offering Memorandum (and any amendment or supplement thereto) have been prepared in all material respects in accordance with the applicable requirements of Article 11 of Regulation S-X of the Securities Act; the assumptions used in the preparation of such unaudited pro forma financial statements are, in the opinion of the management of the Company, reasonable; and the pro forma adjustments reflected in such unaudited pro forma financial statements have been properly applied to the historical amounts in compilation of such unaudited pro forma financial statements.
     (q) Formation and Qualification. Each of the Company and the Subsidiaries has been duly formed and is validly existing in good standing under the laws of their respective jurisdiction of formation, and is duly registered or qualified to do business and is in good standing as a foreign corporation, limited liability company, limited partnership or general partnership, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such registration or qualification, except where the failure so to register or qualify would not result in a Material Adverse Change. Each of the Company and the Subsidiaries has all corporate, limited liability company, limited partnership or general partnership, as the case may be, power and authority necessary to own or lease its properties currently owned or leased or to be owned or leased on the Closing Date and to conduct its business as currently conducted or to be conducted on the Closing Date, in each case in all material respects as described in the Offering Memorandum.
     (r) Ownership of FinCo. The Company owns 100% of the issued and outstanding capital stock of FinCo; such capital stock has been duly authorized and validly issued in accordance with the certificate of incorporation and bylaws of FinCo, as amended to date (the “FinCo Organizational Documents”) and is fully paid and nonassessable; and the Company owns such capital stock free and clear of all liens, encumbrances, security interests, equities, charges and other claims except for liens created pursuant to the Credit Agreement dated as of August 1, 2005 among Copano, as the Borrower, Bank of America, N.A., as Administrative Agent and L/C Issuer, Comerica Bank and U.S. Bank National Association, as Co-Syndication Agents, Bank of Scotland and Fortis Capital Corp., as Co-Documentation Agents, and the other lenders party thereto and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, or the Bridge Loan Agreement dated as of August 1, 2005 among Copano, as the Borrower, Banc of America Bridge LLC, as Administrative Agent and the other lenders party thereto and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager (collectively, the “Credit Agreements”).
     (s) Ownership of Subsidiaries. The Company directly or indirectly owns 100% of the membership interests or partnership interests, as the case may be, of each Subsidiary (excluding Webb/Duval and Southern Dome, as to which the Company owns a 62.5% partnership interest and a 73.0% limited liability company interest, respectively) free and clear of all liens, encumbrances, security interests, equities, charges and other claims except for liens created pursuant to the Credit Agreements. Such limited liability company interests or partnership interests, as the case may be, of each Subsidiary have been duly authorized and validly issued and are fully paid (to the extent required under such Subsidiary’s applicable constituent documents) and non-assessable (except as such nonassessability may be affected by: (A) Section 18-607 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”), in the case of a Delaware limited liability company, (B) Section 17-607 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), in the case of a Delaware limited partnership, (C) Sections 3.03, 5.02 and 6.07 of the Texas Revised Uniform Limited Partnership Act (the “Texas LP Act”), in the case of a Texas limited partnership, or (D) Sections 5.09 of the Texas Limited Liability Company Act (the “Texas LLC Act”), in the case of a Texas limited liability company.
     (t) No Other Subsidiaries. Other than its ownership interests in the Subsidiaries, the Company does not own and at the Closing Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity that, individually or in the aggregate, would be deemed to be a “significant subsidiary” as such term is defined in Rule 405 of the Securities Act.
     (u) Capitalization. As of September 30, 2005, the Company would have had, on the consolidated pro forma basis indicated in the Offering Memorandum (and any amendment or supplement thereto), a capitalization as set forth therein.
     (v) Authority and Authorization. The Issuers have all requisite corporate or limited liability company power and authority to issue, sell and deliver the Notes and the Exchange Notes, and each Guarantor has all requisite corporate, limited liability company or limited partnership power and authority to issue the Guarantees and the Exchange Guarantees. Each of the Copano Parties has all requisite corporate, limited liability company or limited partnership power and authority to enter into this Agreement, the Indenture and the Registration Rights Agreement and to perform its respective obligations thereunder. At the Closing Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by the Company and the Subsidiaries or any of their owners, members or partners for the authorization, issuance, sale and delivery of the Securities as contemplated by this Agreement shall have been validly taken.
     (w) Enforceability of LLC Agreement. The Second Amended and Restated Limited Liability Company Agreement dated November 15, 2004, as amended through the date hereof (the “Limited Liability Company Agreement”) has been duly authorized and validly executed and delivered by affiliates of the Company’s management and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and legally binding agreement of each of the parties thereto, enforceable against each of them in accordance with its terms.
     (x) No Conflicts. None of the offering, issuance and sale of the Notes and the Guarantees by the Issuers and the Guarantors, respectively, the execution, delivery and performance of the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Indenture, the Registration Rights Agreement or this Agreement by the Copano Parties or the consummation of the transactions contemplated hereby or thereby (i) conflicts or will conflict with or constitutes or will constitute a violation of any of the certificate of formation, limited liability company agreement, limited partnership agreement or other organizational documents, as applicable, of each of the Company and the Subsidiaries (the “Copano Entity Operative Documents”), (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Company or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Company or the Subsidiaries or any of their properties in a proceeding to which any of them or their property is or was a party or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company or the Subsidiaries (other than liens created pursuant to the Credit Agreements), which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would result, individually or in the aggregate, in a Material Adverse Change.
     (y) No Consents. Except for such consents, approvals, authorizations, orders, filings or registrations as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the Exchange Securities under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Copano Parties or any of their respective properties is required in connection with the offering, issuance and sale of the Securities by the Copano Parties in the manner contemplated herein or in the Offering Memorandum, the execution, delivery and performance of this Agreement, the Indenture, the Notes, the Guarantees and the Registration Rights Agreement by the Copano Parties or the consummation by the Copano Parties of the transactions contemplated hereby or thereby.
     (z) No Default. None of the Copano Parties (i) is in violation of its applicable Copano Entity Operative Documents, (ii) is in default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, which default or violation in the case of clause (ii) or (iii), would, if continued, result in a Material Adverse Change, or could materially impair the ability of any of the Company or the Subsidiaries to perform their obligations under this Agreement, the Indenture or the Registration Rights Agreement. To the knowledge of the Copano Parties without independent investigation, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Company or the Subsidiaries is a party or by which any of them is bound or to which any of their properties is subject, is in default under any such agreement, which default would, if continued, result in a Material Adverse Change.
     (aa) Litigation. Except as described in the Offering Memorandum, there is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Copano Parties, threatened, to which any of the Copano Parties is or may be a party or to which the business or property of any of the Copano Parties is or may be subject, that could reasonably be expected to result in a Material Adverse Change or prevent the consummation of the transactions contemplated by this Agreement.
     (bb) No Labor Dispute. Except as disclosed in the Offering Memorandum, no labor dispute with the employees of any Copano Party exists or, to the knowledge of the Copano Parties, is imminent or threatened that is reasonably likely to result in a Material Adverse Change.
     (cc) Title to Real Property. Each Copano Entity has good and marketable title to all real property and good title to all personal property described in the Offering Memorandum to be owned by such Copano Entity free and clear of all (i) liens and security interests except liens or security interests arising under or securing the Credit Agreements or (ii) other claims and other encumbrances (other than liens or security interests) except, in each case, (1) as described, and subject to the limitations contained, in the Offering Memorandum, (2) such as do not materially affect the value of such property taken as a whole or (3) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Offering Memorandum; provided that, with respect to any real property and buildings held under lease by any Copano Entity, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of the properties of the Company or the Subsidiaries taken as a whole as they have been used in the past as described in the Offering Memorandum and are proposed to be used in the future as described in the Offering Memorandum.
     (dd) Insurance. The Company and the Subsidiaries maintain insurance covering their properties, operations, personnel and businesses against such losses and risks and in such amounts as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. None of the Company or any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements (relative to the Company and its subsidiaries on a consolidated basis) or other substantial expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.
     (ee) Certain Relationships and Related Transactions. No relationship, direct or indirect, exists between or among any Copano Entity, on the one hand, and the directors, officers, members, partners, stockholders, customers or suppliers of any Copano Entity on the other hand that would be required by the Securities Act to be described in a registration statement on Form S-1 that is not so described in the Offering Memorandum. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by any Copano Entity to or for the benefit of any of the officers or directors of any Copano Entity or their respective family members, except as disclosed in the Offering Memorandum. No Copano Entity has, in violation of the Sarbanes-Oxley Act of 2002, directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of any Copano Entity.
     (ff) Sarbanes-Oxley Act of 2002. The Company and its officers and directors are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder.
     (gg) Tax Returns. Each of the Company and the Subsidiaries has filed (or has obtained extensions with respect to) all material federal, state and local income and franchise tax returns required to be filed through the date of this Agreement, which returns are correct and complete in all material respects, and has timely paid all taxes due thereon, other than those (i) that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) that, if not paid, would not result in a Material Adverse Change.
     (hh) Books and Records. Each Copano Entity (i) makes and keeps books and records which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with generally accepted accounting principles and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s general or specific authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (ii) Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the period covered by the Company’s most recent quarterly report filed with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established.
     (jj) No Deficiency in Internal Controls. Based on the evaluation of its internal controls and procedures as of the end of the period covered by the Company’s most recent quarterly report on Form 10-Q filed with the Commission, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.
     (kk) No Recent Changes to Disclosure Controls or Internal Controls. Since the end of the period covered by the Company’s most recent quarterly report on Form 10-Q filed with the Commission, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses, except for improvements and new procedures implemented as part of the Company’s review of its internal controls. Since that date, there have been no changes in those internal controls over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.
     (ll) Environmental Compliance. The Company and the Subsidiaries (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability would not, individually or in the aggregate, result in a Material Adverse Change. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under any other Environmental Law.
     (mm) Permits. Each of the Company and the Subsidiaries has, or at the Closing Date will have such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Offering Memorandum, subject to such qualifications as may be set forth in the Offering Memorandum and except for such permits which, if not obtained, would not, individually or in the aggregate, result in a Material Adverse

Change; except as set forth in the Offering Memorandum, each of the Company and the Subsidiaries has, or at the Closing Date will have, fulfilled and performed all its material obligations with respect to such permits which are or will be due to have been fulfilled and performed by such date and no event has occurred that would prevent the permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, result in a Material Adverse Change; and, except as described in the Offering Memorandum, none of such permits contains, or at the Closing Date will contain, any restriction that is materially burdensome to the Company and the Subsidiaries considered as a whole.
     (nn) Investment Company; Public Utility Holding Company. None of the Company or the Subsidiaries is now, and after the sale of the Notes to be sold by the Company hereunder and the application of the net proceeds from such sale as described in the Offering Memorandum under the caption “Use of Proceeds” will be, (i) an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended or (ii) a “public utility company,” a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” thereof, under the Public Utility Holding Company Act of 1935, as amended.
     (oo) Forward-Looking Statements. No forward-looking statement (within the meaning of Rule 175 or Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
     (pp) Statistical and Market Data. Nothing has come to the attention of the Company or the Subsidiaries that has caused the Company or any Subsidiary to believe that the statistical and market-related data included in the Preliminary Offering Memorandum and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.
     Any certificate signed by an officer of any Copano Party and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by such Copano Party to each Initial Purchaser as to the matters set forth therein.

     SECTION 2. Purchase, Sale and Delivery of the Securities.
     (a) The Securities. Each of the Issuers and the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities, and the Initial Purchasers agree, severally and not jointly, to purchase from the Issuers and the Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule B, at a purchase price of 97.5% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth.
     (b) The Closing Date. Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Vinson & Elkins L.L.P., 1001 Fannin Street, Houston, Texas 77002 (or such other place as may be agreed to by the Company and Banc of America Securities LLC) at 9:00 a.m. New York City time, on February 7, 2006 or such other time and date as Banc of America Securities LLC shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which Banc of America Securities LLC may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.
     (c) Delivery and Payment. The Company shall deliver, or cause to be delivered, to Banc of America Securities LLC for the accounts of the several Initial Purchasers certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes will be evidenced by one or more global securities in definitive form and will be registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as Banc of America Securities LLC may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.
     SECTION 3. Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:
     (a) Offers to Qualified Institutional Buyers. It has not offered or sold, and will not offer or sell, any Securities, except (i) within the United States, to those persons it reasonably believes to be “qualified institutional buyers” within the meaning of Rule 144A under the Act (a “Qualified Institutional Buyer”) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A; or (ii) in accordance with the restrictions set forth in Annex I hereto.
     (b) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer.

     SECTION 4. Additional Covenants. Each of the Issuers and the Guarantors further covenants and agrees with each Initial Purchaser as follows:
     (a) Initial Purchasers’ Review of Proposed Amendments and Supplements. Until the later of (x) the completion of the placement of the Securities by the Initial Purchaser with the Subsequent Purchasers and (y) the Closing Date, prior to amending or supplementing the Offering Memorandum, the Company shall furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object.
     (b) Notice to Company. The Company will advise the Initial Purchasers promptly (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Notes as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) of the receipt by any Copano Entity of any notice with respect to any suspension of the qualification of the Notes for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company and the Subsidiaries will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.
     (c) Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which, in the judgment of any of the Copano Parties or in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 5 hereof) and furnish a reasonable number of copies at its own expense to the Initial Purchasers amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances under which they are made, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with all applicable law. Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding if, in the judgment of the Initial Purchasers, the Initial Purchasers or any of their Affiliates (as such term is defined in the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, the Securities, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.
     The Company and the Initial Purchasers hereby expressly acknowledge that the indemnification and contribution provisions of Sections 9 and 10 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 4.

     (d) Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.
     (e) Blue Sky Compliance. Each of the Copano Parties shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States and any other jurisdictions reasonably designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Issuers or any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign limited liability company. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Issuers and the Guarantors shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.
     (f) The Depositary. The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.
     (g) Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission and The Nasdaq National Market all reports and documents required to be filed under Section 13 or 15(d) of the Exchange Act. Additionally, at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act and the Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d)(4) under the Securities Act.
     (h) Agreement Not To Offer or Sell Additional Securities. During the period of sixty (60) days following the date of the Offering Memorandum, the Copano Parties will not, without the prior written consent of Banc of America Securities LLC (which consent may be withheld at the sole discretion of Banc of America Securities LLC), directly or indirectly, issue, sell, offer to sell, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any securities similar to the Notes or any securities exchangeable for or convertible into the Notes or any such similar securities (other than as contemplated by this Agreement and to register the Exchange Securities).

     (i) No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.
     (j) Legended Securities. Each certificate for a Note will bear the legend contained in “Transfer Restrictions” in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.
     (k) PORTAL. The Company will use its reasonable best efforts to cause the Notes to be eligible for the PORTAL Market.
     (l) Stabilization. Except as stated in this Agreement and in the Preliminary Offering Memorandum and Offering Memorandum, the Issuers, the Guarantors and their respective Affiliates will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes.
     (m) Resales. During the period of two years after the Closing Date, the Copano Parties will not, and will not permit any of their “affiliates” (as defined in Rule 144 under the Securities Act), to, resell any of the Notes that constitute “restricted securities” under Rule 144 that have been reacquired by any of them.
     Banc of America Securities LLC, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Issuers or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.
     SECTION 5. Payment of Expenses. Each of the Copano Parties agrees to pay the costs and expenses related to the following matters: (i) the expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the original issuance and sale of the Securities to the Initial Purchasers, (iii) the fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (iv) the costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of each Preliminary Offering Memorandum and the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement and the Notes and Guarantees, (v) the filing fees, attorneys’ fees and expenses incurred by the Company, FinCo, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Preliminary Offering Memorandum or Offering Memorandum, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies and the listing of the Securities with the PORTAL Market, (viii) the fees and expenses (including reasonable fees and expenses of counsel) of the Copano Parties in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Copano Parties of their respective other obligations under this Agreement and (ix) one-half of all reasonable out-of-pocket expenses incident to the “road show” for the offering of the Securities, including the cost of any chartered airplane or other transportation. Except as provided in this Section 5 and Sections 7, 9 and 10 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel, Baker Botts L.L.P.
     SECTION 6. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase the Securities as provided herein on the Closing Date shall be subject to the accuracy of the respective representations and warranties of the Copano Parties set forth in Section 1 hereof as of the Execution Time and as of the Closing Date as though then made and to the performance by the Copano Parties of their respective covenants and other obligations hereunder, and to each of the following additional conditions:
     (a) Accountants’ Comfort Letter. On the date hereof, the Initial Purchasers shall have received from each of Deloitte & Touche LLP and Grant Thornton LLP, independent public accountants for the Company and ScissorTail, respectively, letters dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to Initial Purchasers, delivered according to Statement of Auditing Standards Nos. 72, 76 and 100 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in the Preliminary Offering Memorandum and the Pricing Supplement.
     (b) Offering Memorandum. The Initial Purchasers shall not have discovered and disclosed to the Issuers on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of Baker Botts L.L.P., is material or omits to state a fact that, in the opinion of such counsel, is material and is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
     (c) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:
          (i) there shall not have occurred any Material Adverse Change the effect of which, in the judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Preliminary Offering Memorandum and the Offering Memorandum; and
          (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities or indebtedness of the Company or any of its Subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436 under the Securities Act.
     (d) Opinion of Outside Counsel for the Company. On the Closing Date the Initial Purchasers shall have received an opinion letter from Vinson & Elkins L.L.P., counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A.
     (e) Opinion of General Counsel of the Company. On the Closing Date the Initial Purchasers shall have received an opinion letter from Douglas L. Lawing, Vice President, General Counsel and Secretary of the Company, dated as of such Closing Date, the form of which is attached as Exhibit B.
     (f) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received an opinion letter from Baker Botts L.L.P., counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.
     (g) Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by an executive officer of each Copano Party who has specific knowledge of such Copano Party’s financial matters and is satisfactory to the Initial Purchasers, dated as of the Closing Date, to the effect set forth in Section 6(c) hereof, and further to the effect that:
          (i) the representations, warranties and covenants of such entity set forth in Section 1 hereof were true and correct as of the Time of Execution and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and
          (ii) such entity has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
     (h) Bring-Down Comfort Letter. On the Closing Date the Initial Purchasers shall have received from each of Deloitte & Touche LLP and Grant Thornton LLP a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the respective letter furnished by them pursuant to Section 6(a) hereof, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date and that their procedures shall extend to financial information in the Final Offering Memorandum not contained in the Preliminary Offering Memorandum or the Pricing Supplement.
     (i) PORTAL Listing. At the Closing Date, the Notes shall have been designated for trading on the PORTAL Market.
     (j) Registration Rights Agreement . The Copano Parties shall have entered into the Registration Rights Agreement and the Initial Purchasers or their counsel shall have received executed counterparts thereof.

     (k) Indenture. The Copano Parties and the Trustee shall have executed and delivered the Indenture, and the Initial Purchasers or their counsel shall have received an executed counterpart thereof, duly executed by the Copano Parties and the Trustee.
     (l) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.
     If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 5, 7, 9 and 10 hereof shall at all times be effective and shall survive such termination.

     SECTION 7. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Initial Purchasers because any condition to the obligations of the Initial Purchasers set forth in Section 6 is not satisfied, because of any termination pursuant to Section 11(i) hereof, or because of any refusal, inability or failure on the part of any of the Copano Parties to perform any agreement herein or to comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, then the Copano Parties agree to reimburse the Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.
     SECTION 8. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Copano Parties, on the other hand, hereby agrees that they have observed and will observe the following procedures in connection with the offer and sale of the Securities:
     (a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.
     (b) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.
     (c) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities Notes) shall bear the following legend and such other legends as the Initial Purchasers and their counsel shall deem necessary:
“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN

ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) (THE “RESALE RESTRICTION TERMINATION DATE”) ONLY (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40 DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (E) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.”
     Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.
     SECTION 9. Indemnification.
     (a) Indemnification of the Initial Purchasers. Each of the Copano Parties, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement or the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement or the Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.
     (b) Indemnification of the Copano Parties. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Copano Parties, each of their respective directors and each person, if any, who controls any of the Copano Parties within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which such Copano Party or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement or the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement or the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein; and to reimburse such Copano Party and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by such Copano Party or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each Copano Party hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement or the Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the third sentence of the eighth paragraph and in the twelfth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.
     (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 9 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Banc of America Securities LLC in the case of Sections 9(b) and 10 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.
     (d) Settlements. The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 9, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to, or any, findings of fault, culpability or failure to act by or on behalf of any indemnified party.
     SECTION 10. Contribution. If the indemnification provided for in Section 9 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Copano Parties, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Copano Parties, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Copano Parties, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (after deducting discounts and commissions to the Initial Purchasers but before deducting expenses) received by the Company, and the total purchase discounts and commissions received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Copano Parties, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Copano Parties, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.
     The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9 hereof for purposes of indemnification.
     The Copano Parties and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.
     Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the discount and commission received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule B. For purposes of this Section 10, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of any of the Copano Parties, and each person, if any, who controls any of the Copano Parties with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Copano Parties.
     SECTION 11. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by The Nasdaq Stock Market, or (ii) trading in securities generally on either The Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or the NASD; (iii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; or (iv) there shall have occurred any outbreak or escalation of national or international hostilities involving the United States or any crisis or calamity, or any change in the United States or international financial markets, as in the judgment of the Initial Purchasers is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities.
     SECTION 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Copano Parties, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, any Copano Party or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.
     SECTION 13. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:
If to the Initial Purchasers:
Banc of America Securities LLC
40 West 57th Street

New York, NY 10019
Facsimile: (212) 901-7897
Attention: Legal Department
with a copy to:
Baker Botts L.L.P.
910 Louisiana
Houston, Texas 77002
Facsimile:713.229.2727
Attention:Joshua Davidson
If to any Copano Party:
Copano Energy, L.L.C.
2727 Allen Parkway, Suite 1200
Houston, Texas 77019
Facsimile: 713.621.9545
Attention: Douglas L. Lawing
with a copy to:
Vinson & Elkins L.L.P.
2300 First City Tower
1001 Fannin Street
Houston, Texas 77002
Facsimile: 713.615.5861
Attention: David P. Oelman
     Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

     SECTION 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 17 hereof, and to the benefit of the indemnified parties referred to in Sections 9 and 10 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.
     SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, then to the extent practicable there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
     SECTION 16. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.
     SECTION 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule B bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 5, 7, 9 and 10 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.
     As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

     SECTION 18. No Advisory or Fiduciary Responsibility. Each of the Copano Parties acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Copano Parties, on the one hand, and the several Initial Purchasers, on the other hand, and the Copano Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of any of the Copano Parties or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of any Copano Party with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising any Copano Party on other matters) or any other obligation to any Copano Party except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Copano Parties and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Copano Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.
     This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Copano Parties and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Copano Parties hereby waive and release, to the fullest extent permitted by law, any claims that any Copano Party may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.
     SECTION 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. For purposes of this Agreement, (i) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (ii) “subsidiary” has the meaning set forth in Rule 405 of the rules and regulations under the Securities Act.
     This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.
[Signature pages follow.]

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, COPANO ENERGY, L.L.C.
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

COPANO ENERGY FINANCE CORPORATION
By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SCISSORTAIL ENERGY, LLC
COPANO ENERGY/ROCKY MOUNTAINS AND MID-CONTINENT, L.L.C.
COPANO PROCESSING GP, L.L.C.
COPANO NGL SERVICES GP, L.L.C.
COPANO FIELD SERVICES GP, L.L.C.
COPANO PIPELINES GP, L.L.C.
COPANO PIPELINES (TEXAS) GP, L.L.C.
COPANO ENERGY SERVICES GP, L.L.C.
COPANO ENERGY SERVICES (TEXAS) GP, L.L.C.
COPANO FIELD SERVICES/CENTRAL GULF COAST GP, L.L.C.
COPANO/WEBB-DUVAL PIPELINE GP, L.L.C.
CPNO SERVICES GP, L.L.C.
NUECES GATHERING, L.L.C.
ESTES COVE FACILITIES, L.L.C.

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO PURCHASE AGREEMENT

COPANO PROCESSING, L.P.
By: COPANO PROCESSING GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

COPANO NGL SERVICES, L.P.
By: COPANO NGL SERVICES GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

COPANO HOUSTON CENTRAL, L.L.C.
CHC LP HOLDINGS, L.L.C.
COPANO PIPELINES GROUP, L.L.C.
COPANO GENERAL PARTNERS, INC.
CPG LP HOLDINGS, L.L.C.
CWDPL LP HOLDINGS, L.L.C.
CPNO SERVICES LP HOLDINGS, L.L.C.

By:	/s/ Susan T. Dubb
Susan T. Dubb
Vice President and Assistant Secretary

SIGNATURE PAGE TO PURCHASE AGREEMENT

COPANO FIELD SERVICES/AQUA DULCE, L.P.
COPANO FIELD SERVICES/COPANO BAY, L.P.
COPANO FIELD SERVICES/KARNES, L.P.
COPANO FIELD SERVICES/LIVE OAK, L.P.
COPANO FIELD SERVICES/SOUTH TEXAS, L.P.
COPANO FIELD SERVICES/UPPER GULF COAST, L.P.

By: COPANO FIELD SERVICES GP, L.LC., General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

COPANO PIPELINES/HEBBRONVILLE, L.P.
COPANO PIPELINES/SOUTH TEXAS, L.P.
COPANO PIPELINES/UPPER GULF COAST, L.P.

By: COPANO PIPELINES GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

COPANO PIPELINES/TEXAS GULF COAST, L.P.
By: COPANO PIPELINES (TEXAS) GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

COPANO FIELD SERVICES/CENTRAL GULF COAST, L.P.
By: COPANO FIELD SERVICES/CENTRAL GULF COAST GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO PURCHASE AGREEMENT

COPANO ENERGY SERVICES/UPPER GULF COAST, L.P.
By: COPANO ENERGY SERVICES GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

COPANO ENERGY SERVICES/TEXAS GULF COAST, L.P.
By: COPANO ENERGY SERVICES (TEXAS) GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

COPANO/WEBB-DUVAL PIPELINE, L.P.
By: COPANO/WEBB-DUVAL PIPELINE GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff

Matthew J. Assiff
Senior Vice President and Chief Financial Officer
SIGNATURE PAGE TO PURCHASE AGREEMENT

CPNO SERVICES, L.P.
COPANO RISK MANAGEMENT, L.P.
By: CPNO SERVICES GP, L.L.C., General Partner

By:	/s/ Matthew J. Assiff
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO PURCHASE AGREEMENT

     The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.
BANC OF AMERICA SECURITIES LLC
CREDIT SUISSE SECURITIES (USA) LLC
GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
COMERICA SECURITIES, INC.
FORTIS SECURITIES LLC
KEYBANC CAPITAL MARKETS, A DIVISION OF MCDONALD INVESTMENTS INC.
PIPER JAFFRAY & CO.
RBC CAPITAL MARKETS CORPORATION
SANDERS MORRIS HARRIS INC.
By: Banc of America Securities LLC

By:	/s/ Lex Maultsby
Managing Director
SIGNATURE PAGE TO PURCHASE AGREEMENT

SCHEDULE A
Guarantors

Jurisdiction of
Name	Formation
Copano Pipelines Group, L.L.C.	Delaware
Copano Houston Central, L.L.C.	Delaware
Copano Energy/Rocky Mountains and Mid-Continent, L.L.C.	Delaware
ScissorTail Energy, LLC	Delaware
Copano Field Services/Copano Bay, L.P.	Texas
Copano Field Services/South Texas, L.P.	Texas
Copano Field Services/Agua Dulce, L.P.	Texas
Copano Field Services/Central Gulf Coast, L.P.	Texas
Copano Field Services/Karnes, L.P.	Texas
Copano Field Services/Upper Gulf Coast, L.P.	Texas
Copano Field Services/Live Oak, L.P.	Texas
Copano Pipelines/South Texas, L.P.	Texas
Copano Pipelines/Upper Gulf Coast, L.P.	Texas
Copano Pipelines/Hebbronville, L.P.	Texas
Copano Pipelines/Texas Gulf Coast, L.P.	Texas
Copano Energy Services/Upper Gulf Coast, L.P.	Texas
Copano Energy Services/Texas Gulf Coast, L.P.	Texas
Copano NGL Services, L.P.	Texas
Copano Processing, L.P.	Texas
Copano/Webb-Duval Pipeline, L.P.	Delaware
CPNO Services, L.P.	Texas
Copano Risk Management, L.P.	Texas
Copano Processing GP, L.L.C.	Delaware
Copano NGL Services GP, L.L.C.	Delaware
Copano Field Services GP, L.L.C.	Delaware
Copano Pipelines GP, L.L.C.	Delaware
Copano Pipelines (Texas) GP, L.L.C.	Delaware
Copano Energy Services GP, L.L.C.	Delaware
Copano Energy Services (Texas) GP, L.L.C.	Delaware
Copano Field Services/Central Gulf Coast GP, L.L.C.	Delaware
Copano/Webb-Duval Pipeline GP, L.L.C.	Delaware
CHC LP Holdings, L.L.C.	Delaware
CPG LP Holdings, L.L.C.	Delaware
CWDPL LP Holdings, L.L.C.	Delaware
CPNO Services LP Holdings, L.L.C.	Delaware
CPNO Services GP, L.L.C.	Delaware
Nueces Gathering, L.L.C.	Delaware
Estes Cove Facilities, L.L.C.	Delaware
Copano General Partners, Inc.	Delaware
Schedule A - 1

SCHEDULE B

Aggregate Principal
Amount of
Securities
Initial Purchasers	to be Purchased

Banc of America Securities LLC	$118,399,950
Credit Suisse Securities (USA) LLC	22,500,000
Goldman, Sachs & Co.	22,500,000
Lehman Brothers Inc.	22,500,000
Comerica Securities, Inc.	7,650,000
Fortis Securities LLC	7,650,000
Piper Jaffray & Co.	7,650,000
RBC Capital Markets Corporation	7,650,000
KeyBanc Capital Markets, a Division of McDonald Investments Inc.	4,500,000
Sanders Morris Harris Inc.	4,000,050

Total	$225,000,000

Schedule B - 1

EXHIBIT A
Opinion of Vinson & Elkins L.L.P.
     (a) Formation and Qualification of Copano Group. Each of (i) Copano Energy, L.L.C., a Delaware limited liability company (the “Company”), (ii), Copano Energy Finance Corporation, a Delaware corporation (“FinCo”), (iii) Copano Pipelines Group, L.L.C., a Delaware limited liability company (“CPG”), (iii) Copano/Webb-Duval Pipeline GP, L.L.C., a Delaware limited liability company (“CWDPL”), (iv) CWDPL LP Holdings, L.L.C., a Delaware limited liability company (“CWDPL Holdings”), (v) Copano Houston Central, L.L.C., a Delaware limited liability company (“CHC”) and (vi) Copano Energy/Rocky Mountains and Mid-Continent, L.L.C. (“CE/RMMC”) (the entities described above, collectively, the “Copano Group”), has been duly formed and is validly existing as a limited liability company, limited partnership or corporation, as the case may be, in good standing under its jurisdiction of formation with all limited liability company, limited partnership or corporate, as the case may be, power and authority necessary to own or lease its properties and to conduct its business, in each case in all material respects as described in the Offering Memorandum. Each member of the Copano Group is duly registered or qualified to do business and is in good standing as a foreign limited liability company, limited partnership or corporation, as the case may be, in each jurisdiction set forth under its name on Appendix 1 to this opinion letter.
     (b) Ownership of Copano Group. Except as described in the Offering Memorandum, the Company owns 100% of the limited liability company interests, partnership interests or capital stock, as the case may be, of each member of the Copano Group. All such limited liability company interests, partnership interests or capital stock, as the case may be, has been duly authorized and validly issued in accordance with the applicable Copano Group Operative Documents and is fully paid (to the extent required under such member of the Copano Group’s applicable constituent documents) and non-assessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act, Section 17-607 of the Delaware LP Act); and all such interests are owned free and clear of all liens, encumbrances (except restrictions on transferability as described in the Offering Memorandum), security interests, equities, charges and other claims (other than those arising under the Credit Agreements) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Company is on file as of a recent date in the office of the Secretary of State of the State of Delaware, Texas or Oklahoma or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware General Corporation Law (the “DGCL”), Delaware LLC Act, the Delaware LP Act.
     (c) Authorization, Execution and Delivery of Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the Copano Parties.
     (d) Other Enforceability Matters.
          (i) The Indenture has been duly authorized and validly executed and delivered by each of the Copano Parties and (assuming the due authorization and valid execution and delivery thereof by the Trustee) is a valid and legally binding agreement of each of the Copano Parties, enforceable against each of them in accordance with its terms; provided that the
Exhibit A - 1

enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
          (ii) The Securities have been duly authorized and validly executed by the Issuers and the Guarantors and, when duly authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under the Purchase Agreement, will constitute legal, valid, binding and enforceable obligations of the Issuers and the Guarantors; provided that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
          (iii) The Exchange Notes and the Exchange Guarantees have been duly authorized by each of the Copano Parties and, when the Exchange Notes have been validly issued and duly authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, the Exchange Notes and the Exchange Guarantees will constitute valid and binding obligations of the Issuers and the Guarantors, respectively, and enforceable against them in accordance with their respective terms, except as enforcement thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
          (iv) The Registration Rights Agreement has been duly authorized and validly executed and delivered by each of the Copano Parties, and (assuming the valid execution and delivery thereof by the Initial Purchasers) is a valid and legally binding agreement of each of the Copano Parties, enforceable against each of them in accordance with its terms; provided that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
     (e) No Breach or Violation. None of the offering, issuance and sale of the Notes and the Guarantees, the execution, delivery and performance of the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Indenture, the Registration Rights Agreement, and the Purchase Agreement will result in a breach or violation (and no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or imposition of any lien, charge or encumbrance upon any property or assets of the Copano Group pursuant to (i) the
Exhibit A - 2

applicable Copano Entity Operative Documents related to the Copano Group, (ii) any other agreement, lease or other instrument filed or incorporated by reference as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2004, quarterly reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 or September 30, 2005 or any applicable current report on Form 8-K filed with the Commission since the date of filing of the most recent Form 10-K (other than liens created under the Credit Agreements) or (iii) the Delaware LP Act, the Delaware LLC Act, the DGCL, the Texas LP Act, the Texas LLC Act, the laws of the State of New York or federal law, which breaches, violations, defaults or liens, in the case of clause (ii) or (iii), would reasonably be expected to result in a Material Adverse Change or could materially impair the ability of any of the Copano Parties to perform its respective obligations under the Purchase Agreement; provided, however, that no opinion is expressed pursuant to this paragraph (f) with respect to federal or state securities laws or other anti-fraud laws.
     (f) No Consents. No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Copano Parties or any of their respective properties is required in connection with the offering, issuance and sale by the Issuers and the Guarantors of the Notes and the Guarantees in the manner contemplated in the Purchase Agreement or in the Offering Memorandum, the execution, delivery and performance of the Indenture and the Registration Rights Agreement by the Copano Parties and the consummation by the Copano Parties of the transactions contemplated thereby, except (i) with respect to the purchase and resale of the Notes by the Initial Purchasers, under applicable state securities or “Blue Sky” laws, (ii) with respect to the Exchange Notes, as may be required under the Securities Act and applicable state securities laws pursuant to the Registration Rights Agreement and (iii) with respect to the Trustee and the Indenture in respect of the Exchange Notes and Exchange Guarantees, as may be required under the Trust Indenture Act, as to which we express no opinion.
     (g) Descriptions and Summaries. The statements in the Preliminary Offering Memorandum and the Offering Memorandum (i) under the captions “The Offering” (excluding Use of Proceeds) and “Description of Notes,” insofar as they purport to constitute summaries of the terms of the Securities, the Indenture and the Registration Rights Agreement, are accurate in all material respects and (ii) under the captions “Business—Regulation,” “Business—Environmental Matters,” “United States Federal Income Tax Considerations,” “Certain Relationships and Related Transactions” and “Description of Other Indebtedness,” insofar as they purport to constitute summaries of contracts or refer to statements of law or legal conclusions, are accurate in all material respects.
     (h) Legal Proceedings. To the knowledge of such counsel, except as described in the Offering Memorandum, there is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened to which any of the Copano Parties is or may be a party or to which the business or property of any of the Copano Parties is or may be subject that is reasonably likely to, individually or in the aggregate result in a Material Adverse Change.
     (i) Investment Company; Public Utility Holding Company. None of the Copano Entities is (i) an “investment company” as such term is defined in the Investment Company Act
Exhibit A - 3

of 1940, as amended, or (ii) a “public utility holding company” or “holding company” within the meaning of the Public Utility Holding Company Act of 1935, as amended.
     (j) Registration and Qualification. Assuming the accuracy of the representations and warranties and compliance with the agreements contained in the Purchase Agreement, no registration of the Securities under the Securities Act, and no qualification of an indenture under the Trust Indenture Act, are required for the offer and sale by the Initial Purchasers of the Securities in the manner contemplated by the Purchase Agreement.
     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Copano Parties, representatives of the independent public accountants of the Company and representatives of the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed, and although such counsel did not independently verify, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent specified in paragraph (h) above), on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Preliminary Offering Memorandum and Pricing Supplement as of the Time of Execution and as of the Closing Date, or the Final Offering Memorandum as of its date and as of the Closing Date (in each case other than (i) the financial statements included therein, including the notes and schedules thereto and auditors’ reports thereon, and (ii) the other financial and statistical data included therein, as to which such counsel need express no belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Copano Parties and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL, the Texas LP Act, the Texas LLC Act and the laws of the State of New York (D) with respect to the opinions expressed in paragraph (a) above as to the due qualification or registration as a foreign limited partnership, corporation or limited liability company, as the case may be, of the Copano Group, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the states listed on Appendix 1 (each of which will be dated not more than fourteen days prior to such Closing Date, as the case may be, and shall be provided to the Initial Purchasers), (E) state that they express no opinion with respect to any permits to own or operate any real or personal property, (F) state that they express no opinion with respect to the accuracy or descriptions of real or personal property and (G) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the members of the Company or any of the Copano Entities may be subject.
[Insert Appendix 1 listing foreign qualifications of Copano Group]
Exhibit A - 4

EXHIBIT B
Opinion of Douglas L. Lawing
     (a) Formation and Qualification of the Subsidiaries. Each of the subsidiaries listed in Schedule I (the “Subsidiaries”) to this opinion letter has been duly formed and is validly existing as a limited partnership, limited liability company or corporation, as the case may be in good standing under the laws of its jurisdiction of formation with all limited partnership, limited liability company or corporate, as the case may be, power and authority necessary to own or lease its properties and to conduct its business, in each case in all material respects as described in the Offering Memorandum. Each Subsidiary is duly registered or qualified to do business and is in good standing as a foreign limited partnership, limited liability company or corporation, as the case may be, in each jurisdiction set forth under its name on Appendix 1 to this opinion letter.
     (b) Ownership of the Subsidiaries. Except as described in the Offering Memorandum, the Company indirectly owns of record 100% of the limited liability company interests, partnership interests or capital stock, as the case may be, of each of the Subsidiaries. All such limited liability company interests, partnership interests or capital stock, as the case may be, has been duly authorized and validly issued in accordance with the limited liability company agreements, limited partnership agreements or articles of incorporation and bylaws, as the case may be, of such entity and are fully paid (to the extent required under their respective limited liability company agreements or limited partnership agreements) and non-assessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act or Sections 3.03, 5.02 and 6.07 of Texas LP Act); and all such interests are owned free and clear of all liens, encumbrances (except restrictions on transferability as described in the Offering Memorandum), security interests, equities, charges and other claims (other than those arising under the Credit Agreements).
     (c) No Conflicts. None of the offering, issuance and sale of the Notes and the Guarantees, the execution, delivery and performance of the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Indenture, the Registration Rights Agreement and the Purchase Agreement will result in a breach or violation (and no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or imposition of any lien, charge or encumbrance upon any property or assets of any of the Subsidiaries pursuant to (i) the applicable Copano Entity Operative Documents of any of the Subsidiaries, (ii) any other agreement, lease or other instrument known to such counsel (other than those filed or incorporated by reference as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2004, quarterly reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 or September 30, 2005 or any applicable current report on Form 8-K filed with the Commission since the date of filing of the most recent Form 10-K) (other than liens created under the Credit Agreements) or (iii) to the knowledge of such counsel, any order, judgment, decree or injunction of any federal, Texas or Delaware court or government agency or body having jurisdiction over any of the Subsidiaries or any of their properties in a proceeding to which any of them or their property is a party, which breaches, violations, defaults or liens, in the case of clause (ii) or (iii), would reasonably be expected to result in a Material Adverse Change or could materially impair the ability of any of the Copano Parties to perform its respective
Exhibit B - 1

obligations under this Agreement; provided, however, that no opinion is expressed pursuant to this paragraph (c) with respect to federal or state securities laws or other anti-fraud laws.
     (d) Permits. To the knowledge of such counsel, each of the Copano Entities has, or at the Closing Date will have, such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Offering Memorandum, subject to such qualifications as may be set forth in the Offering Memorandum and except for such permits which, if not obtained, would not, individually or in the aggregate, result in a Material Adverse Change; and, to the knowledge of such counsel, none of the Copano Entities has received any notice of proceedings relating to the revocation or modification of any such permits which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.
     In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Copano Parties, representatives of the independent public accountants of the Company and representatives of the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed, and although such counsel did not independently verify, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing, no facts have come to the attention of such counsel which lead him to believe that the Preliminary Offering Memorandum and Pricing Supplement as of the Time of Execution and as of the Closing Date or the Final Memorandum as of its date and as of the Closing Date (in each case other than (i) the financial statements included therein, including the notes and schedules thereto and auditors’ reports thereon, and (ii) the other financial and statistical data included therein, as to which such counsel need express no belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Copano Parties and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL, the Texas LP Act and the Texas LLC Act, and (D) state that he expresses no opinion with respect to state or local taxes or tax statutes to which any of the members of the Company or any of the Copano Entities may be subject.
[Insert Schedule I listing Subsidiaries and Appendix 1 listing foreign qualifications of Subsidiaries]
Exhibit B - 2

ANNEX I
     Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:
     Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.
     Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance on Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”
     Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.
Annex I-1